ACCURAY

Q2'FY26 Earnings Call Supplemental Presentation

February 17, 2026

Forward-looking Statements

This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing.

Safe Harbor Statement

Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding adjusted EBITDA and revenue; expectations regarding China deferred margin release; our ability to deliver on our goals, priorities, and strategic growth and transformation plans; expectations related to our China joint venture; and expectations related to new product innovations and offerings as well as revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "may," "will be," "will continue," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the effect of the global macroeconomic environment on the operations of the company and those of its customers and suppliers; effects related to international tariffs; disruptions to our supply chain, including increased logistics costs; the company's ability to achieve widespread market acceptance of its products; the company's ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations; the company's ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company's ability to meet the covenants under its credit facilities; the company's ability to convert backlog to revenue; the company's ability to remediate identified material weaknesses; and other risks identified under the heading "Risk Factors" in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the "SEC") on February 17, 2026, and as updated periodically with our other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.

Non-GAAP Financial Measures

This presentation also contains non-GAAP financial measures. Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results. Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix.

There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP.

Medical Advice Disclaimer

Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

ACCURAY

Vision and Mission

To expand the curative power of radiation therapy to improve as many lives as possible.

To think, act, and execute beyond expectations every day to deliver better, safer radiation therapy solutions and help patients get back to living their lives, faster.



Q2'FY26 and 1H'FY26 Financials

Strong financial performance

KEY FINANCIAL METRICS

$M	Q2	Y/Y	1H	Y/Y
Revenues	$102.2M	-12%	$196.2M	-10%
Product	$45.0M	-26%	$82.2M	-25%
Service	$57.2M	4%	$114.0M	5%
Gross Margin	$24.1M	-43%	$51.1M	-33%
Op. Expenses	$35.6M	-4%	$74.0M	Flat
Adj. EBITDA[1]	($1.9M)	-120%	($6.0M)	-147%

Q2 FY'26 Highlights

- As a key part of our recurring revenue growth strategy, service revenue continues to grow due to growth in install base and favorable pricing impacts.
- The China JV delivered 11 systems in Q2 FY'26 compared to 27 systems in Q2 FY'25, providing a tough comparison in product margins.
- Accounts Receivable balance continues to stay low on continued cash collection improvements. Days Sales Outstanding is at 43 days as of December 2025, 27 days lower than December 2024.

[1] Adjusted EBITDA is a non-GAAP measure. Please see Slides 9-10 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

China Deferred Margin Impact

ACCURAY

Total Deferral Impact	FY25	FY26	
$k	YTD	Q1	Q2
Net China Margin Impact (Deferral) / Release	**(7,666)**	**(1,081)**	**1,220**
Total Gross Margin % Reported	*32.1%*	*28.8%*	*23.5%*
Gross Margin % (Excl China Margin Impact) [1]	**33.7%**	**29.9%**	**22.4%**
Adjusted EBITDA (Reported) [2]	*28,271*	*(4,110)*	*(1,936)*
Adjusted EBITDA % [2]	*6%*	*-4%*	*-2%*
Adjusted EBITDA (Excl China Margin Impact) [2]	**35,937**	**(3,029)**	**(3,156)**
Adjusted EBITDA (Excl China Margin Impact) [2]	*8%*	*-3%*	*-3%*
Def Margin in Balance Sheet (cumulative)	**(17,501)**	**(18,582)**	**(17,362)**

- Due to JV accounting rules, 49% of total margin is deferred upon shipment to the JV and margin is released when the JV ships the system to its customer
- Deferred margin is reflected on the Balance Sheet under Assets as "Investment in JV"
- Net release of $1.2 million in Q2 is a result of 11 units released versus 6 units shipped.

[1] Gross Margin % (Excl China Margin Impact) is a non-GAAP measure. Please see Slides 14 - 16 for a reconciliation of Gross Margin % (Excl China Margin Impact) to the most directly comparable GAAP measure.
[2] Adjusted EBITDA is a non-GAAP measure. Please see Slides 9, 11 - 12 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

RPO Disclosure Change

ACCURAY

As provided in our Form 10-K/A and the 10-Q/A filed on February 17, 2026, we revised prior disclosure for remaining performance obligations ("RPO") included in Note 2, *Revenue. Below is a short summary of such RPO related disclosures.*

What changed?

- Only the Company's RPO financial disclosure in its quarterly and annual filings is changing.
- The change was due to reevaluating the methodology for determining whether open system sales orders, upgrade sales orders, and prepaid customer credits ("Diamond Points") represent RPO in accordance with ASC 606, *Revenue from Contracts with Customers.*

in $M	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25	Q2 FY25	Q1 FY25
RPO- Previous Methodology *	$ 868.8	$ 866.0	$ 882.3	$ 886.1	$ 886.7	$ 902.4
Less: System sales orders	$ (773.1)	$ (760.7)	$ (776.9)	$ (780.5)	$ (781.9)	$ (791.9)
Less: Upgrade orders	$ (13.1)	$ (22.3)	$ (18.1)	$ (20.4)	$ (20.5)	$ (21.0)
Less: Diamond Points	$ (23.5)	$ (23.7)	$ (26.4)	$ (28.3)	$ (28.9)	$ (30.7)
Updated RPO	$ 59.1	$ 59.3	$ 60.9	$ 56.9	$ 55.4	$ 58.8

* "RPO-Previous Methodology" is a non-GAAP measure as system sales orders, upgrade orders, and prepaid customer credit balances do not meet the definition of an RPO in accordance with ASC 606, *Revenue from Contracts with Customers*. The most directly comparable GAAP measure is "Updated RPO" in the table above, for which the above table provides a reconciliation to.

There is NO change to any of the following items:

- Financial statements – income statement, balance sheet, statement of cash flows, or statement of shareholders' equity
- Backlog – definition, calculation, amounts, or disclosures
- Legal contracts – terms, rights & obligations, or customer commitments
- Economic value of the below excluded items or revenue recognition timing

What makes up the revised RPO balance?

- Prepaid warranty
- Deferred training, installation, deinstallation, and construction obligations
- Other related deferred obligations

FY26 Guidance*

ACCURAY

$ in millions % = YoY Growth	Revised Guidance Range	Previous Guidance Range
Revenue	**$440M - $450M** *-2% to -4%* *[revised as of 2/4/26]*	**$471M - $485M** *+3% to +6%*
Adjusted EBITDA[1]	**$22M - $25M** *-22% to -12%* *[revised as of 2/4/26]*	**$31M - $35M** *+10% to +25%*

* FY26 Guidance is effective as originally communicated on February 4, 2026.

[1] Adjusted EBITDA is a non-GAAP measure. **Please see Slide 13 for** a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Thank you

GAAP to Adjusted EBITDA Q2 FY'26 and Q2 FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

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$K	Three Months Ended December 31, 2025		Three Months Ended December 31, 2024	
GAAP net loss	$	(13,770)	$	2,537
Depreciation and amortization[a]		2,163		1,513
Stock-based compensation		882		2,284
Interest expense, net[b]		7,463		2,605
Provision for income taxes		573		695
Gain from change in fair value of warrant liability		(5,713)		-
Restructuring charges		6,075		-
Post financing costs		391		-
Adjusted EBITDA	$	(1,936)	$	9,634

(a) Consists of depreciation on property and equipment and amortization of intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA 1H FY'26 and 1H FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

ACCURAY

	Six Months Ended December 31,			
$K	2025		2024	
GAAP net loss	$	(35,448)	$	(1,417)
Depreciation and amortization[(a)]		3,839		2,977
Stock-based compensation		3,397		4,638
Interest expense, net[(b)]		15,243		5,257
Provision for income taxes		1,044		1,320
Gain from change in fair value of warrant liability		(3,839)		-
Restructuring charges		8,886		-
Post financing costs		832		-
Adjusted EBITDA	$	(6,046)	$	12,775

(a) Consists of depreciation on property and equipment and amortization of intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA Q1 FY'26 and Q1 FY'25

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

ACCURAY

$K	Three Months Ended September 30, 2025		Three Months Ended September 30, 2024	
GAAP net loss	$	(21,678)	$	(3,954)
Depreciation and amortization[(a)]		1,676		1,464
Stock-based compensation		2,515		2,354
Interest expense, net[(b)]		7,780		2,652
Provision for income taxes		471		625
Loss from change in fair value of warrant liability		1,874		-
Restructuring charges		2,811		-
Post financing costs		441		-
Adjusted EBITDA	$	(4,110)	$	3,141

(a) Consists of depreciation on property and equipment and amortization of intangibles.
(b) Consists of interest expense net of interest income.

GAAP to Adjusted EBITDA FY2025

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

ACCURAY

$K		Twelve Months Ended June 30, 2025
GAAP net loss	$	(1,591)
Depreciation and amortization		6,150
Stock-based compensation		10,201
Interest expense, net		11,762
Gain on extinguishment of debt		(1,475)
Provision for income taxes		2,725
Loss from change in fair value of warrant liability		499
Adjusted EBITDA	$	28,271

GAAP to Adjusted EBITDA FY'26 – Forward Looking Guidance

Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

ACCURAY

$K	Twelve Months Ended June 30, 2026 From		Twelve Months Ended June 30, 2026 To	
GAAP net loss	$	(39,000)	$	(36,000)
Depreciation and amortization		8,500		8,500
Stock-based compensation		9,250		9,250
Interest expense, net		30,000		30,000
Provision for income taxes		2,500		2,500
Gain from change in fair value of warranty liability		(4,000)		(4,000)
Restructuring charges		13,000		13,000
Post-financing costs		1,750		1,750
Adjusted EBITDA	$	22,000	$	25,000

Gross Margin to Gross Margin Excluding China Margin Impact Q2 FY'26

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Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K		Three Months Ended December 31, 2025
Total Net Revenue	$	102,241
Total Cost of Revenue		(78,169)
Gross Profit		24,072
China Margin Release		1,220
Gross Profit excl China Margin Impact	$	22,852
Gross Margin % excl China Margin Impact		22.35%

Gross Margin to Gross Margin Excluding China Margin Impact Q1 FY'26

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Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K		Three Months Ended September 30, 2025
Total Net Revenue	$	93,942
Total Cost of Revenue		(66,931)
Gross Profit		27,011
China Margin Deferral		(1,081)
Gross Profit excl China Margin Impact	$	28,092
Gross Margin % excl China Margin Impact		29.90%

Gross Margin to Gross Margin Excluding China Margin Impact FY25

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Reconciliation of Gross margin to Gross margin excluding China Margin Impact

$K	Twelve Months Ended June 30, 2025	
Total Net Revenue	$	458,505
Total Cost of Revenue		(311,538)
Gross Profit		146,967
China Margin Deferral		(7,666)
Gross Profit excl China Margin Impact	$	154,633
Gross Margin % excl China Margin Impact		33.73%